Exhibit 99.4

XO GROUP INC.

CORPORATE GOVERNANCE GUIDELINES

Introduction

The Board of Directors (the “Board”) of XO Group Inc. (the “Company”) has adopted the following Corporate Governance Guidelines (the “Guidelines”) to promote the effective functioning of the Board and to assist the Board in fulfilling its responsibilities. These Guidelines are intended to be a template. The Board retains the flexibility to focus on the most critical issues facing the Company on a case-by-case basis. The Guidelines are in addition to, and are not intended to change or interpret any federal or state laws or regulations applicable to the Company, including the Delaware General Corporation Law, the Certificate of Incorporation or Bylaws of the Company or any rule or regulation applicable to the Company of each stock exchange on which the Company’s shares are listed for trading or otherwise publicly quoted. These Guidelines are subject to review and modification by the Board from time to time as it deems necessary or advisable.

Director Qualifications

It is the policy of the Board that a majority of directors will not be current employees of the Company and will otherwise meet appropriate standards on independence. In determining independence, the Board will consider the definition of “independence” or “independent director” in the listing standards of each stock exchange on which the Company’s shares are listed for trading or otherwise publicly quoted, others laws and regulations applicable to the Company as well as other factors that will contribute to effective oversight and decision-making by the Board. No director will be considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).

Directors will be reviewed and nominated by the Nominating and Corporate Governance Committee of the Board in accordance with the charter and principles of that committee.

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment will include reviewing the members’ qualification as independent, as well as their skills and experience in the context of the needs of the Board and shall include consideration of the diversity of the members’ skills and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales.

The Board will periodically evaluate the appropriate size of the Board and may make changes it deems appropriate. The Board believes that term or age limits are on balance not the best way to maximize the effectiveness of the Board. While terms limits would likely introduce fresh perspectives and make new viewpoints available to the Board, they may have the countervailing effect of causing the loss of the benefit gained from the contributions of directors who have developed, over time, increasing insight into the Company. As an alternative to term limits the Nominating and Corporate Governance Committee will review the appropriateness of each Board member’s continued service every three years in connection with evaluating the appropriateness of their recommendation. Likewise the Board does not believe that a mandatory retirement age is appropriate but will assess a director’s ability to continue serving on the Board every three years in connection with evaluating the appropriateness of their recommendation.

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Each Board member must ensure that other existing and anticipated future commitments do not materially interfere with the member’s service as a director. Directors are encouraged to limit the number of other boards (excluding non-profit) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. Being particularly concerned with any potential conflicts of interests and otherwise, directors should advise the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on the board of any other company or as an executive officer of another company.

A director who changes the business or professional responsibility they held when they were elected to the Board, or whose personal circumstances have changed to the extent that it affects his or her ability to contribute to the Company’s continued development, should consult with the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee and shall tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation. Any executive officer of the Company, who serves on the Board, shall submit his or her resignation to the Board at the time such officer ceases to be an executive officer of the Company.

Any director who has been appointed to fill a vacancy on the Board in a given year shall stand for election at the Company’s annual meeting of stockholders in the following year, irrespective of the class to which the director is appointed.

Director Nominations

Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the ability to nominate directors, directors will be nominated by the Nominating and Corporate Governance Committee consistent with criteria approved by the Board, in accordance with these Guidelines, the policies and principles in the Nominating and Corporate Governance Committee charter and the criteria set forth in Attachment A to these Guidelines. Nominees may consist of current directors whose term may expire, new director candidates identified by other directors or management or by utilizing the services of a third party search firm. The committee may take such measures that it considers appropriate in connection with the evaluation of a candidate, including candidate interviews, inquiries of the person recommending the candidate, engagement of an outside search or personnel firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management. The committee will also review any director candidates recommended by the Company’s stockholders, provided that the stockholder recommendations are timely submitted in writing to the Company’s Secretary, along with all required documentation, in accordance with the stockholder nomination provisions of the Company’s Bylaws and under applicable rules adopted by the Securities and Exchange Commission (“SEC”) or each stock exchange on which the Company’s shares are listed for trading or otherwise publicly quoted. Any candidates properly recommended will be considered in such manner as the members of the Committee deem appropriate.

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The Nominating and Corporate Governance Committee shall be responsible for (0 identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and (ii) recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees shall be considered for recommendation by the Nominating and Corporate Governance Committee in accordance with these Guidelines, the policies and principles in its charter and the criteria set forth in Attachment A to these Guidelines. It is expected that the Nominating and Corporate Governance Committee will have direct input from the Chairman of the Board, the Chief Executive Officer and, if one is appointed, the Lead Director.

Director Responsibilities

The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In fulfilling that responsibility the directors should be able to rely on the honesty and integrity of the Company’s senior management and expert legal, accounting, financial and other advisors. All directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interest of the Company take precedence over any interests possessed by a director. Directors are expected to adhere to the Company’s Code of Business Conduct and Ethics. The directors should have the benefit of directors’ and officers’ insurance, paid by the Company, to indemnification to the fullest extent allowed under the Company’s charter and Delaware law, and to exculpation as provided by Delaware law and the Company’s charter.

Board members are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings, and to spend the time needed and meet as often as necessary to properly discharge their obligations. Board members have an obligation to become and remain informed about the Company and its business, including:

•	Principal operational and financial objectives, strategies and plans of the Company;

•	Results of operations and financial condition of the Company and of significant subsidiaries and business segments;

•	Relative standing of the business segments within the Company and as compared to competitors;

•	Factors that determine the Company’s success; and

•	Risks and problems that affect the Company’s business and prospects.

Information and data that is important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors prior to the meeting. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

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The proceedings and deliberations of the Board and its committees are to remain confidential. Each director shall maintain the confidentiality of information received in connection with his or her service as a director.

Board Leadership

The Board is free to select its Chairman of the Board and the Company’s Chief Executive Officer (“CEO”) in a manner it considers to be in the best interests of the Company at the time of selection. The positions of Chairman of the Board and CEO may be filled by one individual or by two different individuals. However, when the Chairman of the Board also serves as the CEO, or is not otherwise an independent director, the Board may designate an independent director to act as a Lead Independent Director. The Lead Independent Director is responsible for coordinating the activities of the independent directors and shall have the authority to call meetings of such independent directors. The specific responsibilities of the Lead Independent Director shall include the following:

•	Call executive sessions of the independent directors;

•	Chair executive sessions of the independent directors;

•	Consult with the CEO and Chairman as to an appropriate schedule of Board meetings, seeking to ensure that there is sufficient time for discussion of all agenda items and that independent directors can perform their duties responsibly while not interfering with the flow of Company operations, and approve final schedules;

•	Provide the CEO and Chairman with input as to the preparation of the agendas for the Board, including to ensure there is sufficient time for discussion of all agenda items, and approve final meeting agendas;

•	Consult with the CEO and Chairman as to the quality, quantity and timeliness of the flow of information from Company management that is necessary for the independent directors to effectively and responsibly perform their duties and approve final meeting materials;

•	Preside at all meetings of the Board at which the Chairman is not present;

•	Consult with the CEO and Chairman regarding the retention of consultants who report directly to the Board;

•	Coordinate and develop the agenda for and moderate executive sessions of the Board’s independent directors;

•	Act as principal liaison between the independent directors and the CEO and Chairman; and

•	Be available to consult and communicate with major stockholders, as applicable.

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Subject to the input of the Lead Independent Director, the CEO will have primary responsibility for preparing the agenda for each Board meeting and arranging for it to be sent in advance of the meeting to directors along with appropriate written information and background materials so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the materials. Each Board committee, and each individual director, is encouraged to suggest items for inclusion on the agenda. The Board will review the Company’s long-term strategic plans during at least one Board meeting each year.

Executive Sessions

The independent directors shall hold regular executive sessions at which management, including the CEO, is not present. These sessions may be scheduled in connection with regularly scheduled meetings or at other times and shall occur at least semi-annually. The Lead Independent Director, if one has been designated, shall preside over such sessions.

Board Committees

The Board currently maintains three committees: Audit, Compensation and Nominating and Corporate Governance. From time to time, the Board may establish a new committee or disband a current committee depending on circumstances. The full authority and responsibilities of each committee is fixed by resolution of the full Board and the committee’s charter, if any. Committee charters for the standing committees are available on the Company’s corporate website at www.xogroupinc.com in the “Investor Relations” section, and a brief description of the committee functions shall be available in the Company’s annual proxy statement.

All standing Board committees shall be chaired by independent directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee shall be composed entirely of independent directors, which directors shall also meet applicable criteria for independence under stock exchange, the SEC and/or tax rules applicable to such committees. In addition, the Audit Committee shall be composed of independent directors that possess such accounting and financial expertise as required by the SEC or each stock exchange on which the Company’s shares are listed for trading or otherwise publicly quoted.

The Nominating and Corporate Governance Committee shall be responsible, after consultation with the Chairman of the Board and the CEO (or the Chairman of the Board and the and the Lead Independent Director if one has been appointed), for making recommendations to the Board with respect to the assignment of Board members to various committees. After reviewing the Nominating and Corporate Governance Committee’s recommendations, the Board shall be responsible for appointing the Chairs and members to the committees on an annual basis.

The Nominating and Corporate Governance Committee shall review committee assignments from time to time and shall consider the rotation of Chairs and members with a view toward balancing the benefits derived from the diversity of experience and viewpoints of the various directors.

Each committee will meet as often as may be deemed necessary or appropriate, in its judgment, either in person or telephonically, and at such times and places as the committee shall determine. Each committee shall give a periodic report of its activities to the Board.

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Director Access to Management and Advisors

Board members are encouraged to contact members of management in order to become and remain informed about the Company’s business and for such other purposes as may be helpful to the Board in fulfilling its responsibilities. It is assumed that Board members will use sound business judgment to ensure that this contact does not interfere with the business operations of the Company. The Board encourages management to, from time to time, bring managers into Board meetings who can provide additional insight into the matters being discussed and to provide such managers exposure to the Board.

The Board has complete authority to retain and terminate such independent consultants, counselors or advisors to the Board as it shall deem necessary or appropriate, at the expense of the Company, including determining the fees and other terms of such retentions or terminations.

Director Attendance at Annual Meeting of Stockholders

The Board believes that it is desirable for its directors to attend the annual meeting of stockholders. The Company will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors are strongly encouraged to make every effort to attend the Company’s annual meeting of stockholders absent an unavoidable and irreconcilable conflict.

Communications with Directors

It is the responsibility of the of the Company’s executive management to speak for the Company with the press and other outside parties. Each director should refer inquiries from institutional investors, analysts, the press or customers to the executive management or the authorized spokespersons of the Company. Individual Board members may occasionally meet or otherwise communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with the knowledge of management and, in most instances, absent unusual circumstances or as contemplated by the committee charters, at the request of management.

Stockholders may communicate with any and all directors by writing to them, addressed to the care of the Company’s secretary at the address published in the Company’s annual proxy statement or on the corporate website.

Communications received in writing will be collected, organized and processed by the Secretary, who will distribute the communications to members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will generally be referred to the Chair of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will generally be referred to the Chair of the Nominating and Corporate Governance Committee.

CEO Evaluation; Succession Planning

The Compensation Committee conducts a review at least annually of the performance of the CEO. The Compensation Committee shall establish the evaluation process and determine the specific criteria on which the performance of the CEO is evaluated. The results of the review and evaluation shall be communicated to the CEO by the Chairman of the Board (or by the Lead Independent Director, if one has been appointed), and the Chair of the Compensation Committee. The CEO reviews succession planning and management development with the Board on an annual basis.

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Director Compensation

The Company’s executive officers shall not receive additional compensation for their service as directors. Compensation for non-employee directors should allow the Company to recruit and retain qualified directors with the background and skills necessary for membership on the Company’s Board. It is the general policy of the Board that Board compensation should be a mix of cash and equity-based compensation. The Board, through the Compensation Committee, will review, with the assistance or management or outside consultants if desired, appropriate compensation policies for the directors serving on the Board and its committees, taking into account board compensation practices of other public companies, contributions to Board functions, service as committee chairs, and other appropriate factors.

Board and Committee Evaluation

The Board shall conduct a self-evaluation from time to time, and at least annually, of its performance and the performance of individual directors. The evaluation may utilize an oral or written assessment questionnaire developed by the Nominating and Corporate Governance Committee. The individual assessments will be summarized and reported for discussion to the full Board. The Nominating and Corporate Governance Committee is responsible for establishing the evaluation criteria and overseeing the evaluations. Each committee shall also evaluate its performance periodically and such evaluation should compare the performance of the committee with the requirements of its written charter form time to time.

Director Orientation and Continuing Education

In connection with the appointment of new members to the Board, management shall provide new Board members with director orientation materials, including presentations from senior executives and Company policies. Each director is expected to participate in continuing education programs in order to maintain the necessary level of expertise to perform his or her responsibilities.

Director Stock Ownership Policy

The Board believes it is desirable for each director to have a financial stake in the Company to help further align the director’s interests with the long-term interests of the Company and its stockholders. Accordingly, on August 15, 2014, the Board approved a policy establishing stock ownership guidelines for directors of the Board (the “Director Stock Ownership Policy”). The current Director Stock Ownership Policy requires that each director of the Company beneficially own at least 10,000 shares of the Company’s Common Stock, with each director having up to three years from the later of August 15, 2014 and the date he or she first becomes a member of the Board to meet and maintain this ownership requirement. The Board shall periodically review this Director Stock Ownership Policy and consider whether modifications are appropriate.

Date Last Revised: November 4, 2014

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ATTACHMENT A TO CORPORATE GOVERNANCE GUIDELINES

Criteria for Nomination as a Director

General Criteria

1.           Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.           Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.           Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

4.           Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.           Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Corporate Governance Committee shall consider the existing directors’ performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

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